UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 23, 2008

Max Capital Group Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Max House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 23, 2008, the First Amendment Agreement (the "Amendment"), a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein, became effective. The Amendment amends that certain Credit Agreement, dated as of August 7, 2007, among Max Capital Group Ltd. (the "Registrant") and Max Bermuda Ltd., as borrowers, various financial institutions as lenders, ING Bank N.V., London Branch and Citibank, N.A., as co-syndication agents, Bank of America, National Association, as fronting bank, as administrative agent and as letter of credit administrator for the lenders, and Banc of America Securities LLC, as sole lead arranger and book manager.

Subject to certain terms and conditions, the Amendment permits for the (i) acquisition of Imagine Group (UK) Limited ("Imagine UK") and its Lloyd's operations by the Registrant pursuant to the Stock Purchase Agreement between the Registrant and Imagine Insurance Company Limited dated July 24, 2008, (ii) indebtedness of Imagine UK for standby letter of credit facilities to provide funds at Lloyd's (the "Facilities") and (iii) guarantee by the Registrant of Imagine UK's obligations under the Facilities.

The foregoing summary is qualified in its entirety by reference to the Amendment attached hereto.

Item 9.01 Financial Statements and Exhibits.

10.1 First Amendment Agreement, dated September 16, 2008 and effective September 23, 2008, to the Credit Agreement, dated as of August 7, 2007, among Max Bermuda Ltd. and Max Capital Group Ltd., as borrowers, various financial institutions as lenders, ING Bank N.V., London Branch and Citibank, N.A., as co-syndication agents, Bank of America, National Association, as fronting bank, as administrative agent, and as letter of credit adminstrator for the lenders and Banc of America Securities LLC, as sole lead arranger and book manager.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Capital Group Ltd.

September 24, 2008	By:	Peter A. Minton

Name: Peter A. Minton
Title: Executive Vice President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment Agreement, dated September 16, 2008 and effective September 23, 2008, to the Credit Agreement, dated as of August 7, 2007, among Max Bermuda Ltd. and Max Capital Group Ltd., as borrowers, various financial institutions as lenders, ING Bank N.V., London Branch and Citibank, N.A., as co-syndication agents, Bank of America, National Association, as fronting bank, as administrative agent, and as letter of credit adminstrator for the lenders and Banc of America Securities LLC, as sole lead arranger and book manager.